750 Route 202 South Suite 600 Bridgewater, NJ 08807

Press Release:

SYNCHRONOSS TECHNOLOGIES, INC. ANNOUNCES

THIRD QUARTER 2010 FINANCIAL RESULTS

•	Third quarter non-GAAP total revenue of $46.8 million increases 41% on a year-over-year basis

•	Non-GAAP EPS of $0.20 increases 43% on a year-over-year basis

•	Company to deploy first ConvergenceNow® platform with a Tier One European carrier

•	Relationships outside of AT&T increase to a record 42% of total non-GAAP revenue

BRIDGEWATER, NJ – November 2, 2010 – Synchronoss Technologies, Inc. (NASDAQ: SNCR), the leading global provider of on-demand transaction management software platforms, today announced financial results for the third quarter of 2010.

“Synchronoss’ business momentum continued in the third quarter, contributing to non-GAAP revenue and profitability that were greater than our expectations.” said Stephen G. Waldis, President and Chief Executive Officer of Synchronoss. “During the third quarter, we continued to expand our connected device customer base with more high profile logos. In addition, our global expansion is gaining more traction with our first ConvergenceNow® platform deployment with a major Tier One European carrier.”

Waldis added, “Our connected device strategy is allowing us to position Synchronoss for growth in brand new markets and customer segments. At the same time, we are delivering a more valuable integrated platform for our Tier One Service Provider customers by allowing them to quickly activate and synchronize multiple smartphones and connected devices with multiple operating platforms.”

For the third quarter of 2010, Synchronoss reported GAAP net revenues of $44.5 million, an increase of 34% compared to the third quarter of 2009. Gross profit was $21.5 million in the third quarter of 2010. Income from operations, determined in accordance with generally accepted accounting principles (“GAAP”), was $2.8 million. Based on an effective tax rate of 32% in the third quarter of 2010, GAAP net income was $2.1 million and GAAP diluted earnings per share was $0.05, compared to $0.10 in the third quarter of 2009.

Synchronoss reported non-GAAP net revenues, which adds back the purchase accounting adjustment to FusionOne’s revenues, of $46.8 million, an increase of 41% compared to the third quarter of 2009. Non-GAAP gross profit for the third quarter of 2010 was $24.8 million, representing a non-GAAP gross margin of 53%. Non-GAAP income from operations was $9.6 million in the third quarter of 2010, representing a year-over-year increase of 30% and a non-GAAP operating margin of 21%. Non-GAAP net income, which takes into account adjustments to non-GAAP income from operations, was $6.4 million in the third quarter of 2010, leading to non-GAAP diluted earnings per share of $0.20, an increase of 43% compared to $0.14 in the third quarter of 2009.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

“We are pleased with the progress we are making in diversifying our business,” said Lawrence R. Irving, Chief Financial Officer and Treasurer. “The growth of our relationships with cable providers and connected device customers, including the addition of FusionOne, drove our revenue outside of AT&T to a record level of 42% of our total non-GAAP revenue. In addition, the primary driver to the growth of our AT&T revenue continues to be the ramping of numerous on-boarding programs across diverse channels, in addition to continued solid performance from our traditional e-commerce channels.”

Other Third Quarter and Recent Business Highlights:

•	Business related to AT&T accounted for approximately $27.4 million of revenue, representing 58% of total non-GAAP revenue, while business outside of the AT&T relationship accounted for approximately $19.4 million of non-GAAP revenue.

•	Synchronoss announced the expansion of its international operations in Europe by opening a Research and Development (R&D) and Operations center in Galway, Ireland. The inauguration of the international R&D and Operations Center highlights the demand for advanced technologies that address order management, activation and content transfer and synchronization across European communication service providers), retailers/eTailers and original equipment manufacturers .

•	Synchronoss acquired FusionOne, Inc., the leader in mobile content transfer and synchronization technology, for approximately $40 million, comprised of approximately $32 million in cash and approximately $8 million in stock. Under the terms of the merger agreement, Synchronoss may potentially make payments totaling up to $35 million in cash and stock based on achievement of certain financial targets for the period from July 1, 2010 through December 31, 2011.

Conference Call Details

In conjunction with this announcement, Synchronoss will host a conference call on Tuesday, November 2, 2010, at 4:30 p.m. (EDT) to discuss the company’s financial results. To access this call, dial 866-788-0544 (domestic) or 857-350-1682 (international). The pass code for the call is 92632644. Additionally, a live web cast of the conference call will be available on the “Investor Relations” page on the company’s web site www.synchronoss.com.

Following the conference call, a replay will be available at 888-286-8010 (domestic) or 617-801-6888 (international). The replay pass code is 10431943. An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, operating income, net income, effective tax rate, and earnings per share. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above adds back the deferred revenue write-down associated with FusionOne, fair value stock-based compensation expense, acquisition-related costs, restructuring charges, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions, and excludes the change in the contingent consideration liability.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss Technologies (NASDAQ: SNCR) is the leading global provider of on-demand transaction management technology. The company’s ConvergenceNow®, ConvergenceNow® Plus+™ and InterconnectNow™ technology platforms enable communication service providers, cable operators, retailers/e-tailers and OEMs to automate subscriber activation, order management, provisioning and content transfer and synchronization of connected devices, across any network from any distribution channel. For more information visit us at:

Web: www.synchronoss.com
Blog: http://blog.synchronoss.com
Twitter: http://twitter.com/synchronoss

Forward-looking Statements

This document may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook” or words of similar meanings. These statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption “Risk Factors” in Synchronoss’ Annual Report on Form 10-K for the year ended December 31, 2009 and other documents filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. Synchronoss does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

The Synchronoss logo, Synchronoss, ConvergenceNow, InterconnectNow and ConvergenceNow Plus+ are trademarks of Synchronoss Technologies, Inc. All other trademarks are property of their respective owners.

SYNCHRONOSS TECHNOLOGIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(Unaudited)

	September 30,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$63,116	$89,924
Marketable securities	1,726	2,558
Accounts receivable, net of allowance for doubtful accounts of $463 and $830 at
September 30, 2010 and December 31, 2009, respectively	38,804	25,939
Prepaid expenses and other assets	6,852	4,069
Deferred tax assets	1,548	1,462

Total current assets	112,046	123,952
Marketable securities	7,704	5,202
Property and equipment, net	26,473	23,735
Goodwill	24,661	6,911
Intangible assets, net	34,143	2,727
Deferred tax assets	12,919	8,992
Other assets	2,783	1,040

Total assets	$220,729	$172,559

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,918	$5,171
Accrued expenses	9,488	7,350
Deferred revenues	8,797	3,095
Lease financing obligation	113	—

Total current liabilities	25,316	15,616
Lease financing obligation — long term	9,194	9,150
Contingent consideration obligation — long term	11,317	—
Other liabilities	1,195	1,329
Stockholders’ equity:
Preferred stock, $0.0001 par value; 10,000 shares authorized, 0 shares issued and
outstanding at September 30, 2010 and December 31, 2009, respectively	—	—
Common stock, $0.0001 par value; 100,000 shares authorized, 33,810 and 33,104 shares
issued; 31,810 and 31,104 outstanding at September 30, 2010 and December 31, 2009, respectively	3	3
Treasury stock, at cost (2,000 shares at September 30, 2010 and December 31, 2009)	(23,713)	(23,713)
Additional paid-in capital	137,114	117,797
Accumulated other comprehensive income (loss)	91	(7)
Retained earnings	60,212	52,384

Total stockholders’ equity	173,707	146,464

Total liabilities and stockholders’ equity	$220,729	$172,559

SYNCHRONOSS TECHNOLOGIES, INC.
STATEMENT OF INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net revenues	$44,456	$33,097	$116,738	$93,204
Costs and expenses:
Cost of services (2)(4)*	22,983	16,790	59,638	47,179
Research and development (2)(4)(5)	7,569	3,243	16,760	9,359
Selling, general and administrative (2)(3)(4)(5)	10,465	5,561	23,310	17,218
Net change in contingent consideration obligation	(1,968)	—	(1,968)	—
Depreciation and amortization	2,606	2,154	6,459	6,264

Total costs and expenses	41,655	27,748	104,199	80,020

Income from operations	2,801	5,349	12,539	13,184
Interest and other income	706	106	940	458
Interest expense	(342)	(250)	(909)	(546)

Income before income tax expense	3,165	5,205	12,570	13,096
Income tax expense	(1,024)	(2,076)	(4,742)	(5,305)

Net income	$2,141	$3,129	$7,828	$7,791

Net income per common share:
Basic (1)	$0.05	$0.10	$0.23	$0.25

Diluted (1)	$0.05	$0.10	$0.23	$0.25

Weighted-average common shares outstanding:
Basic	31,586	30,865	31,276	30,767

Diluted	32,480	31,355	32,196	31,282

* Cost of services excludes depreciation which is shown separately.
(1) Income effect of contingent consideration obligation
Net income	$2,141	$3,129	$7,828	$7,791
Income effect of contingent consideration obligation, net of tax	(591)	—	(544)	—

Net income applicable to shares of common stock for earnings per share	$1,550	$3,129	$7,284	$7,791

(2) Amounts include fair value stock-based compensation as follows:
Cost of services	$1,064	$508	$2,821	$1,501
Research and development	576	235	1,344	569
Selling, general and administrative	1,565	1,320	4,624	3,872

Total fair value stock-based compensation expense	$3,205	$2,063	$8,789	$5,942

(3) Amounts includes acquisition-related costs	2,402	—	2,716	—

(4) Amounts include fair value earn-out cash compensation as follows:
Cost of services	$2	$—	$2	$—
Research and development	15	—	15	—
Selling, general and administrative	12	—	12	—

Total fair value earn-out cash compensation expense	$29	$—	$29	$—

(5) Amounts include restructuring costs as follows:
Research and development	$133	$—	$133	$—
Selling, general and administrative	202	—	202	—

Total restructuring costs	$335	$—	$335	$—

SYNCHRONOSS TECHNOLOGIES, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Non-GAAP financial measures and reconciliation:
GAAP Revenue	$44,456	$33,097	$116,738	$93,204
Add: Deferred Revenue Write-Down	2,309	—	2,309	—

Non-GAAP Revenue	$46,765	$33,097	$119,047	$93,204

GAAP income from operations	$2,801	$5,349	$12,539	$13,184
Add: Deferred revenue write-down	2,309	—	2,309	—
Add: Fair value stock-based compensation	3,205	2,063	8,789	5,942
Add: Acquisition-related costs	2,402	—	2,716	—
Less: Net change in contingent consideration obligation	(1,968)	—	(1,968)	—
Add: Restructuring charges	335	—	335	—
Add: Deferred compensation expense — earn-out cash	29	—	29	—
Add: Amortization expense	525		525

Non-GAAP income from operations	$9,638	$7,412	$25,274	$19,126

GAAP net income attributable to common stockholders	$2,141	$3,129	$7,828	$7,791
Add: Deferred revenue write-down, net of tax	1,432	—	1,432	—
Add: Fair value stock-based compensation, net of tax	1,987	1,238	5,449	3,535
Add: Acquisition-related costs, net of taxes	1,489	—	1,684	—
Less: Net change in contingent consideration obligation, net of tax	(1,220)	—	(1,220)	—
Add: Restructuring charges, net of tax	208	—	208	—
Add: Deferred compensation expense, net of tax	18	—	18	—
Add: Amortization expense, net of tax	326	—	326	—

Non-GAAP net income	$6,381	$4,367	$15,725	$11,326

Diluted non-GAAP net income per share	$0.20	$0.14	$0.49	$0.36

Shares used in per share calculation	32,480	31,355	32,196	31,282

SYNCHRONOSS TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
(in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2010	2009
Operating activities:
Net income	$7,828	$7,791
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	6,459	6,264
Loss (gain) on disposal of fixed assets	31	(6)
Proceeds from insurance claim	(418)	—
Deferred income taxes	818	(1,288)
Non-cash interest on leased facility	684	447
Stock-based compensation	8,763	6,004
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	(12,604)	(3,320)
Prepaid expenses and other current assets	(1,780)	117
Other assets	(1,695)	(77)
Accounts payable	1,248	947
Accrued expenses	888	(762)
Contingent consideration obligation	(1,913)	—
Tax benefit from the exercise of stock options	(755)	(221)
Other liabilities	(285)	(40)
Lease obligation	3	—
Deferred revenues	2,451	1,174

Net cash provided by operating activities	9,723	17,030
Investing activities:
Purchases of fixed assets	(7,308)	(10,590)
Proceeds from the sale of fixed assets	(2)	6
Proceeds from insurance claim	418	—
Purchases of marketable securities available for sale	(4,296)	(2,631)
Maturity of marketable securities available for sale	2,659	1,835
Business acquired, net of cash	(30,779)	(49)

Net cash used in investing activities	(39,308)	(11,429)
Financing activities:
Proceeds from the exercise of stock options	2,663	879
Excess tax benefit from the exercise of stock options	755	221
Payments on capital obligations	(684)	(121)

Net cash provided by financing activities	2,734	979

Effect of exchange rate changes on cash	43	—

Net increase in cash and cash equivalents	(26,808)	6,580
Cash and cash equivalents at beginning of year	89,924	72,203

Cash and cash equivalents at end of period	$63,116	$78,783

SOURCE: Synchronoss Technologies, Inc.

Synchronoss Technologies, Inc.
Investor:
Tim Dolan, 617-956-6727
investor@synchronoss.com
or
Media:
Stacie Hiras, 908-547-1260
Stacie.hiras@synchronoss.com